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Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-107294 and 333-47836) of Bruker Biosciences Corporation of our report dated February 25, 2003 relating to the financial statements and financial statement schedule of Bruker AXS Inc. for the year ended December 31, 2002, which appears in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
March 30, 2005

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  Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM